SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 11, 2002



                            GENERAL ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)



           New York                      1-35                   14-0689340
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)




     3135 Easton Turnpike, Fairfield, Connecticut               06431
-------------------------------------------------------     ---------------
       (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code (203) 373-2211
                                                           --------------

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ITEM 9. REGULATION FD DISCLOSURE

           On April 11, 2002, General Electric Company ("GE") issued a press release setting forth GE's first-quarter 2002 earnings. A copy of GE's press release is attached hereto as Exhibit 99(a) and hereby incorporated by reference. Prior-period segment results referred to in GE's April 11, 2002, press release are attached hereto as Exhibit 99(b) and hereby incorporated by reference.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GENERAL ELECTRIC COMPANY



                                        By:  /S/ PHILIP D. AMEEN
                                              ----------------------------------
                                             Philip D. Ameen
                                             Vice President and Comptroller
Date: April 11, 2002


Exhibit Index

99(a)   Press release, dated April 11, 2002, issued by General Electric
        Company

99(b) Prior-period segment results issued by General Electric Company on April 11, 2002